CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 44 to the registration statement on Form N-1A (File No. 33-17486) (“Registration Statement”) of our reports dated as detailed below, relating to the financial statements and financial highlights appearing in the December 31, 2010 Annual Reports of the funds detailed below which compose the Putnam Variable Trust, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial highlights” and “Independent Registered Public Accounting Firm and Financial Statements” in such Registration Statement.

Fund	Report Date

Putnam VT American Government Income Fund	February 15, 2011

Putnam VT Capital Opportunities Fund	February 14, 2011

Putnam VT Diversified Income Fund	February 11, 2011

Putnam VT Equity Income Fund	February 10, 2011

Putnam VT George Putnam Balanced Fund (formerly, Putnam	February 10, 2011
VT The George Putnam Fund of Boston)

Putnam VT Global Asset Allocation Fund	February 14, 2011

Putnam VT Global Equity Fund	February 8, 2011

Putnam VT Global Health Care Fund	February 14, 2011

Putnam VT Global Utilities Fund	February 14, 2011

Putnam VT Growth and Income Fund	February 9, 2011

Putnam VT Growth Opportunities Fund	February 14, 2011

Putnam VT High Yield Fund	February 8, 2011

Putnam VT Income Fund	February 10, 2011

Putnam VT International Equity Fund	February 9, 2011

Putnam VT International Growth Fund	February 11, 2011

Putnam VT International Value Fund	February 10, 2011

Putnam VT Investors Fund	February 10, 2011

Putnam VT Money Market Fund	February 10, 2011

Putnam VT Multi-Cap Growth Fund (formerly, Putnam VT	February 9, 2011
New Opportunities Fund)

Putnam VT Multi-Cap Value Fund (formerly, Putnam VT Mid	February 10, 2011
Cap Value Fund)

Putnam VT Research Fund	February 14, 2011

Putnam VT Small Cap Value Fund	February 10, 2011

Putnam VT Voyager Fund	February 10, 2011

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 26, 2011

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